SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549


                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934



                        December 9, 1994
              (Date of earliest event reported)



                   FIRST INTERSTATE BANCORP
      (Exact name of registrant as specified in charter)


                           Delaware
       (State or other jurisdiction of incorporation)


                                                 95-1418530
        1-4114                                (I.R.S. Employer
(Commission File Number)                   Identification Number)


      633 West Fifth Street                         90054
          P.O. Box 54068                          (Zip Code)
      Los Angeles, California
(Address of principal executive offices)


                        (213) 614-3001
     (Registrant's telephone number, including area code)

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.
               Not applicable.


ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.
               Not applicable.


ITEM 3.        BANKRUPTCY OR RECEIVERSHIP.
               Not applicable.


ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
               Not applicable.


ITEM 5.        OTHER EVENTS.

               The Registrant has entered into a Dealer
               Agreement, dated as of December 9, 1994 (the
               "Dealer Agreement"), with Chase Securities, Inc., Goldman, Sachs & Co., Goldman Sachs International, Lehman Brothers Inc., Lehman Brothers International (Europe), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch International Limited, Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Salomon Brothers Inc., Salomon Brothers International Limited, UBS Securities Inc. and UBS Limited. The Dealer Agreement relates to the issuance and sale from time to time by the Registrant of up to $1,000,000,000 aggregate principal or face amount (or the equivalent in foreign currencies or currency units) of its Senior Medium-Term Notes, Series A, and its Subordinated Medium-Term Notes, Series D (together, the "Notes") under a Global Medium-Term Note Program.

               A copy of the Dealer Agreement is attached as
               Exhibit 1 to this Form 8-K, and a copy of the forms of the Notes is attached as Exhibit 4.


ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS.
               Not applicable.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS.

               (a)  Financial statements of businesses acquired.
                    None.



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               (b)  Pro forma financial information.
                    None.

               (c)  Exhibits.

                    (1)  Underwriting Agreement

                    Dealers Agreement dated as of December 9,
                    1994 (the "Dealer Agreement"), between the
                    Registrant and Chase Securities, Inc.,
                    Goldman, Sachs & Co., Goldman Sachs
                    International, Lehman Brothers Inc., Lehman
                    Brothers International (Europe), Merrill
                    Lynch, Pierce, Fenner & Smith Incorporated,
                    Merrill Lynch International Limited, Morgan
                    Stanley & Co. Incorporated, Morgan Stanley &
                    Co. International Limited, Salomon Brothers
                    Inc., Salomon Brothers International Limited, UBS Securities Inc. and UBS Limited. The Dealer Agreement relates to the issuance and sale from time to time by the Registrant of up to $1,000,000,000 aggregate principal or face amount (or the equivalent in foreign currencies or currency units) of its Senior Medium-Term Notes, Series A, and its Subordinated Medium-Term Notes, Series D under a Global Medium-Term Note Program.

                    (4)  Instruments defining the rights of
                         security-holders

                    Forms of the Notes.


ITEM 8.        CHANGE IN FISCAL YEAR.
               Not applicable.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST INTERSTATE BANCORP
                                   (Registrant)

                              By   Ann M. Coons
                                   _______________________
                                   Ann M. Coons
                                   Senior Vice President and
                                   Assistant Secretary

Dated:  March 24, 1995

                              - 3 -



                        INDEX TO EXHIBITS



                                                     Sequentially
Exhibit                                                Numbered
Number                                                   Pages
-------                                              ------------

(1)       Underwriting Agreement                       5-72

          Dealers Agreement dated as of December 9,
          1994 (the "Dealer Agreement"), between the
          Registrant and Chase Securities, Inc.,
          Goldman, Sachs & Co., Goldman Sachs
          International, Lehman Brothers Inc., Lehman
          Brothers International (Europe), Merrill
          Lynch, Pierce, Fenner & Smith Incorporated,
          Merrill Lynch International Limited, Morgan
          Stanley & Co. Incorporated, Morgan Stanley &
          Co. International Limited, Salomon Brothers
          Inc., Salomon Brothers International Limited,
          UBS Securities Inc. and UBS Limited.  The
          Dealer Agreement relates to the issuance and sale from time to time by the Registrant of up to $1,000,000,000 aggregate principal or face amount (or the equivalent in foreign currencies or currency units) of its Senior
          Medium-Term Notes, Series A, and its
          Subordinated Medium-Term Notes, Series D
          (together, the "Notes") under a Global
          Medium-Term Note Program.

(4)       Instruments defining the rights of           74-231
          security-holders

          Forms of the Notes.


















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